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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 28, 1997

                                  SAFEWAY INC.
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             (Exact name of registrant as specified in its charter)

Delaware                         1-00041                  94-3019135
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(State of                (Commission File Number)       (IRS Employer
Incorporation)                                          Identification No.)

            5918 Stoneridge Mall Road, Pleasanton, California 94588
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           (Address of principal executive offices)         (Zip Code)

                                 (501) 467-3000
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              (Registrant's telephone number, including area code)

                                      n/a
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         (former name or former address, if changed since last report)
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Item 5. Other Information

         Note K to the Company's financial statements provides information on a lawsuit against the Company and others arising out of the February 1988 sale by the Company of its Kansas City division to Food Barn Stores, Inc. On August 28, 1997, the judge issued an opinion and entered a judgment denying all relief sought by Food Barn. The complaint alleged that the 1988 transaction was a fraudulent conveyance and that the Company defrauded Food Barn and fraudulently induced it to enter into the 1988 transaction. Food Barn has the right to appeal the decision within 30 days of the judgment being entered by the court.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 1997

                                     SAFEWAY INC.

                                     By:    /s/ Julian C. Day
                                     Name:  Julian C. Day
                                     Title: Executive Vice President and
                                            Chief Financial Officer